                                                          Exhibit No. EX-99.a.20

                      DFA INVESTMENT DIMENSIONS GROUP INC.

                      ARTICLES SUPPLEMENTARY TO THE CHARTER

     DFA INVESTMENT  DIMENSIONS  GROUP INC., a Maryland  corporation  having its principal office in Baltimore,  Maryland  (hereinafter called the "Corporation")
and registered  under the Investment  Company Act of 1940, as amended (the "1940
Act"),  as an open-end  management  investment  company,  hereby  certifies,  in accordance with the requirements of Section 2-208 and/or 2-208.1 of the Maryland
General Corporation Law (the "MGCL"), to the State Department of Assessments and
Taxation of Maryland that:

     FIRST:  The  Corporation  currently  has the  authority to issue a total of
Thirteen Billion  (13,000,000,000) shares of stock, with a par value of One Cent
($0.01) per share,  having an aggregate par value of One Hundred  Thirty Million
Dollars  ($130,000,000),  all of which shall be  considered  common  stock.  The allocation of shares of common stock to each of its forty-nine  existing classes of common stock (each a "Class" and collectively the "Classes") is as follows:

                                                                       Number of Shares of Common Stock
                                                                          (per value $0.01 per share)
                       Class Designation                                           Allocated
The U.S. Large Company Portfolio Shares                                           200,000,000
U.S. Micro Cap Portfolio Institutional Shares                                     650,000,000
The DFA One-Year Fixed Income Portfolio Shares                                    550,000,000
The DFA Five-Year Government Portfolio Shares                                     250,000,000
The United Kingdom Small Company Portfolio Institutional Shares                    70,000,000
The Japanese Small Company Portfolio Institutional Shares                          50,000,000
The Continental Small Company Portfolio Institutional Shares                       50,000,000
The DFA Intermediate Government Fixed Income Portfolio Shares                     250,000,000
The DFA Five-Year Global Fixed Income Portfolio Shares                            500,000,000
Asia Pacific Small Company Portfolio Institutional Shares                          50,000,000
The Large Cap International Portfolio Shares                                      200,000,000
U.S. Small Cap Portfolio Shares                                                   400,000,000
U.S. Small Cap Value Portfolio Institutional Shares                               650,000,000
The U.S. Large Cap Value Portfolio Shares                                         500,000,000
The DFA Real Estate Securities Portfolio Shares                                   250,000,000
LWAS/DFA International High Book to Market Portfolio Shares                       100,000,000
The Emerging Markets Portfolio Shares                                             250,000,000
DFA International Small Cap Value Portfolio Institutional Shares                  650,000,000
VA Large Value Portfolio Shares                                                    50,000,000
VA Global Bond Portfolio Shares                                                    50,000,000
VA Small Value Portfolio Shares                                                    50,000,000
VA International Value Portfolio Shares                                            50,000,000
VA International Small Portfolio Shares                                            50,000,000
The VA Short-Term Fixed Portfolio Shares                                           50,000,000
Enhanced U.S. Large Company Portfolio Shares                                      150,000,000
DFA Two-Year Global Fixed Income Portfolio Shares                                 550,000,000
International Small Company Portfolio Shares                                      500,000,000
Emerging Markets Small Cap Portfolio Institutional Shares                         150,000,000
U.S. Targeted Value Portfolio Shares                                              100,000,000
Emerging Markets Value Portfolio Shares                                           350,000,000
Tax-Managed U.S. Targeted Value Portfolio Shares                                  300,000,000
Tax-Managed U.S. Small Cap Portfolio Shares                                       200,000,000
Tax-Managed U.S. Marketwide Value Portfolio Shares                                350,000,000
Tax-Managed DFA International Value Portfolio Shares                              300,000,000
Tax-Managed U.S. Equity Portfolio Shares                                          250,000,000
DFA Short-Term Municipal Bond Portfolio Institutional Shares                      200,000,000
Emerging Markets Core Equity Portfolio Shares                                     200,000,000
U.S. Core Equity 1 Portfolio Shares                                               200,000,000
U.S. Core Equity 2 Portfolio Shares                                               400,000,000
U.S. Vector Equity Portfolio Shares                                               200,000,000
International Core Equity Portfolio Shares                                        250,000,000
Emerging Markets Social Core Equity Portfolio Shares                              100,000,000
DFA Inflation-Protected Securities Portfolio Shares                               100,000,000
DFA International Real Estate Securities Portfolio Shares                         100,000,000
DFA California Short-Term Municipal Bond Portfolio
Institutional Shares                                                              100,000,000
T.A. U.S. Core Equity 2 Portfolio Institutional Shares                            100,000,000
CSTG&E U.S. Social Core Equity 2 Portfolio Shares                                 100,000,000
CSTG&E International Social Core Equity Portfolio Shares                          100,000,000
U.S. Social Core Equity 2 Portfolio Shares                                        100,000,000

     In addition, 1,630,000,000 shares of common stock of the Corporation remain unallocated and undesignated.

     SECOND:  The Board of Directors of the Corporation has adopted  resolutions classifying and allocating fifty million  (50,000,000) shares of the unallocated and unissued common stock (par value $0.01 per share) of the Corporation to each of the following Classes of common stock:

The U.S. Large Company Portfolio Shares;
The DFA One-Year Fixed Income Portfolio Shares;
The DFA Five-Year Government Portfolio Shares;
The DFA Intermediate Government Fixed Income Portfolio Shares;
The DFA Five-Year Global Fixed Income Portfolio Shares;
The Large Cap International Portfolio Shares;
U.S. Small Cap Portfolio Shares;
The U.S. Large Cap Value Portfolio Shares;
The DFA Real Estate Securities Portfolio Shares;
The Emerging Markets Portfolio Shares;
Enhanced U.S. Large Company Portfolio Shares;
DFA Two-Year Global Fixed Income Portfolio Shares;
International Small Company Portfolio Shares;
U.S. Targeted Value Portfolio Shares;
Emerging Markets Value Portfolio Shares;
Emerging Markets Core Equity Portfolio Shares;
U.S. Core Equity 1 Portfolio Shares;
U.S. Core Equity 2 Portfolio Shares;
U.S. Vector Equity Portfolio Shares;
International Core Equity Portfolio Shares;
DFA Inflation-Protected Securities Portfolio Shares; and
DFA International Real Estate Securities Portfolio Shares.

     THIRD:  The Board of Directors of the Corporation  has adopted  resolutions
(i) further  classifying  and allocating the fifty million  (50,000,000)  shares allocated as provided in Article  SECOND as two new  sub-classes  of each of the following Classes of common stock:

The U.S. Large Company Portfolio Shares;
The DFA One-Year Fixed Income Portfolio Shares;
The DFA Five-Year Government Portfolio Shares;
The DFA Intermediate Government Fixed Income Portfolio Shares;
The DFA Five-Year Global Fixed Income Portfolio Shares;
The Large Cap International Portfolio Shares;
U.S. Small Cap Portfolio Shares;
The U.S. Large Cap Value Portfolio Shares;
The DFA Real Estate Securities Portfolio Shares;
The Emerging Markets Portfolio Shares;
Enhanced U.S. Large Company Portfolio Shares;
DFA Two-Year Global Fixed Income Portfolio Shares;
International Small Company Portfolio Shares;
U.S. Targeted Value Portfolio Shares;
Emerging Markets Value Portfolio Shares;
Emerging Markets Core Equity Portfolio Shares;
U.S. Core Equity 1 Portfolio Shares;
U.S. Core Equity 2 Portfolio Shares;
U.S. Vector Equity Portfolio Shares;
International Core Equity Portfolio Shares;
DFA Inflation-Protected Securities Portfolio Shares; and
DFA International Real Estate Securities Portfolio Shares;

with twenty five million  (25,000,000)  of such shares being  designated  as the
Class R1 shares of each such Class and twenty five million  (25,000,000) of such shares  being  designated  as the Class R2  shares  of each such  Class and (ii)
classifying  the  existing  issued and unissued  authorized  shares of each such
Class  as a  separate  sub-class  of  each  such  Class,  such  Sub-Class  being designated as the Institutional Class of each such Class.

     FOURTH:   Following  the   aforesaid   classifications,   allocations   and
designations,  the total number of shares of common stock which the  Corporation is authorized to issue is Thirteen Billion  (13,000,000,000)  shares, with a par value of One Cent  ($0.01) per share and an  aggregate  par value of One Hundred
Thirty Million Dollars ($130,000,000).  The allocation of shares of common stock to each of the forty-nine Classes is as follows:

                                                                    Number of Shares of Common Stock
                                                                       (per value $0.01 per share)
                       Class Designation                                        Allocated
The U.S. Large Company Portfolio Shares                                        250,000,000
U.S. Micro Cap Portfolio Institutional Shares                                  650,000,000
The DFA One-Year Fixed Income Portfolio Shares                                 600,000,000
The DFA Five-Year Government Portfolio Shares                                  300,000,000
The United Kingdom Small Company Portfolio Institutional Shares                 70,000,000
The Japanese Small Company Portfolio Institutional Shares                       50,000,000
The Continental Small Company Portfolio Institutional Shares                    50,000,000
The DFA Intermediate Government Fixed Income Portfolio Shares                  300,000,000
The DFA Five-Year Global Fixed Income Portfolio Shares                         550,000,000
Asia Pacific Small Company Portfolio Institutional Shares                       50,000,000
The Large Cap International Portfolio Shares                                   250,000,000
U.S. Small Cap Portfolio Shares                                                450,000,000
U.S. Small Cap Value Portfolio Institutional Shares                            650,000,000
The U.S. Large Cap Value Portfolio Shares                                      550,000,000
The DFA Real Estate Securities Portfolio Shares                                300,000,000
LWAS/DFA International High Book to Market Portfolio Shares                    100,000,000
The Emerging Markets Portfolio Shares                                          300,000,000
DFA International Small Cap Value Portfolio Institutional Shares               650,000,000
VA Large Value Portfolio Shares                                                 50,000,000
VA Global Bond Portfolio Shares                                                 50,000,000
VA Small Value Portfolio Shares                                                 50,000,000
VA International Value Portfolio Shares                                         50,000,000
VA International Small Portfolio Shares                                         50,000,000
The VA Short-Term Fixed Portfolio Shares                                        50,000,000
Enhanced U.S. Large Company Portfolio Shares                                   200,000,000
DFA Two-Year Global Fixed Income Portfolio Shares                              600,000,000
International Small Company Portfolio Shares                                   550,000,000
Emerging Markets Small Cap Portfolio Institutional Shares                      150,000,000
U.S. Targeted Value Portfolio Shares                                           150,000,000
Emerging Markets Value Portfolio Shares                                        400,000,000
Tax-Managed U.S. Targeted Value Portfolio Shares                               300,000,000
Tax-Managed U.S. Small Cap Portfolio Shares                                    200,000,000
Tax-Managed U.S. Marketwide Value Portfolio Shares                             350,000,000
Tax-Managed DFA International Value Portfolio Shares                           300,000,000
Tax-Managed U.S. Equity Portfolio Shares                                       250,000,000
DFA Short-Term Municipal Bond Portfolio Institutional Shares                   200,000,000
Emerging Markets Core Equity Portfolio Shares                                  250,000,000
U.S. Core Equity 1 Portfolio Shares                                            250,000,000
U.S. Core Equity 2 Portfolio Shares                                            450,000,000
U.S. Vector Equity Portfolio Shares                                            250,000,000
International Core Equity Portfolio Shares                                     300,000,000
Emerging Markets Social Core Equity Portfolio Shares                           100,000,000
DFA Inflation-Protected Securities Portfolio Shares                            150,000,000
DFA International Real Estate Securities Portfolio Shares                      150,000,000
DFA California Short-Term Municipal Bond Portfolio
Institutional Shares                                                           100,000,000
T.A. U.S. Core Equity 2 Portfolio Institutional Shares                         100,000,000
CSTG&E U.S. Social Core Equity 2 Portfolio Shares                              100,000,000
CSTG&E International Social Core Equity Portfolio Shares                       100,000,000
U.S. Social Core Equity 2 Portfolio Shares                                     100,000,000

     In addition,  530,000,000  shares of common stock of the Corporation remain unallocated and undesignated.

     The shares of common stock of the Corporation  with a par value of One Cent
($0.01) per share allocated to the following Classes:

The U.S. Large Company Portfolio Shares;
The DFA One-Year Fixed Income Portfolio Shares;
The DFA Five-Year Government Portfolio Shares;
The DFA Intermediate Government Fixed Income Portfolio Shares;
The DFA Five-Year Global Fixed Income Portfolio Shares;
The Large Cap International Portfolio Shares;
U.S. Small Cap Portfolio Shares;
The U.S. Large Cap Value Portfolio Shares;
The DFA Real Estate Securities Portfolio Shares;
The Emerging Markets Portfolio Shares;
Enhanced U.S. Large Company Portfolio Shares;
DFA Two-Year Global Fixed Income Portfolio Shares;
International Small Company Portfolio Shares;
U.S. Targeted Value Portfolio Shares;
Emerging Markets Value Portfolio Shares;
Emerging Markets Core Equity Portfolio Shares;
U.S. Core Equity 1 Portfolio Shares;
U.S. Core Equity 2 Portfolio Shares;
U.S. Vector Equity Portfolio Shares;
International Core Equity Portfolio Shares;
DFA Inflation-Protected Securities Portfolio Shares; and
DFA International Real Estate Securities Portfolio Shares;

     have  been  further  classified  into  the  following  sub-classes  (each a
"Sub-Class" and collectively, the "Sub-Classes"):

                                                               Number of Shares of Common Stock
                                                                 (per value $0.01 per share)
                    Class Designation                                     Allocated

The U.S. Large Company Portfolio Shares - Institutional
Class                                                                    200,000,000
The U.S. Large Company Portfolio Shares - Class R1                        25,000,000
The U.S. Large Company Portfolio Shares - Class R2                        25,000,000
The DFA One-Year Fixed Income Portfolio Shares -
Institutional Class                                                      550,000,000
The DFA One-Year Fixed Income Portfolio Shares - Class R1                 25,000,000
The DFA One-Year Fixed Income Portfolio Shares - Class R2                 25,000,000
The DFA Five-Year Government Portfolio Shares -
Institutional Class                                                      250,000,000
The DFA Five-Year Government Portfolio Shares - Class R1                  25,000,000
The DFA Five-Year Government Portfolio Shares - Class R2                  25,000,000
The DFA Intermediate Government Fixed Income Portfolio
Shares - Institutional Class                                             250,000,000
The DFA Intermediate Government Fixed Income Portfolio
Shares - Class R1                                                         25,000,000
The DFA Intermediate Government Fixed Income Portfolio
Shares - Class R2                                                         25,000,000
The DFA Five-Year Global Fixed Income Portfolio Shares -
Institutional Class                                                      500,000,000
The DFA Five-Year Global Fixed Income Portfolio Shares -
Class R1                                                                  25,000,000
The DFA Five-Year Global Fixed Income Portfolio Shares -
Class R2                                                                  25,000,000
The Large Cap International Portfolio Shares -
Institutional Class                                                      200,000,000
The Large Cap International Portfolio Shares - Class R1                   25,000,000
The Large Cap International Portfolio Shares - Class R2                   25,000,000
U.S. Small Cap Portfolio Shares - Institutional Class                    400,000,000
U.S. Small Cap Portfolio Shares - Class R1                                25,000,000
U.S. Small Cap Portfolio Shares - Class R2                                25,000,000
The U.S. Large Cap Value Portfolio Shares -
Institutional Class                                                      500,000,000
The U.S. Large Cap Value Portfolio Shares - Class R1                      25,000,000
The U.S. Large Cap Value Portfolio Shares - Class R2                      25,000,000
The DFA Real Estate Securities Portfolio Shares -
Institutional Class                                                      250,000,000
The DFA Real Estate Securities Portfolio Shares - Class
R1                                                                        25,000,000
The DFA Real Estate Securities Portfolio Shares - Class
R2                                                                        25,000,000
The Emerging Markets Portfolio Shares - Institutional
Class                                                                    250,000,000
The Emerging Markets Portfolio Shares - Class R1                          25,000,000
The Emerging Markets Portfolio Shares - Class R2                          25,000,000
Enhanced U.S. Large Company Portfolio Shares -
Institutional Class                                                      150,000,000
Enhanced U.S. Large Company Portfolio Shares - Class R1                   25,000,000
Enhanced U.S. Large Company Portfolio Shares - Class R2                   25,000,000

DFA Two-Year Global Fixed Income Portfolio Shares -
Institutional Class                                                      550,000,000
DFA Two-Year Global Fixed Income Portfolio Shares -
Class R1                                                                  25,000,000
DFA Two-Year Global Fixed Income Portfolio Shares -
Class R2                                                                  25,000,000
International Small Company Portfolio Shares -
Institutional Class                                                      500,000,000
International Small Company Portfolio Shares - Class R1                   25,000,000
International Small Company Portfolio Shares - Class R2                   25,000,000
U.S. Targeted Value Portfolio Shares - Institutional
Class                                                                    100,000,000
U.S. Targeted Value Portfolio Shares - Class R1                           25,000,000
U.S. Targeted Value Portfolio Shares - Class R2                           25,000,000
Emerging Markets Value Portfolio Shares - Institutional
Class                                                                    350,000,000
Emerging Markets Value Portfolio Shares - Class R1                        25,000,000
Emerging Markets Value Portfolio Shares - Class R2                        25,000,000
Emerging Markets Core Equity Portfolio Shares -
Institutional Class                                                      200,000,000
Emerging Markets Core Equity Portfolio Shares - Class R1                  25,000,000
Emerging Markets Core Equity Portfolio Shares - Class R2                  25,000,000
U.S. Core Equity 1 Portfolio Shares - Institutional Class                200,000,000
U.S. Core Equity 1 Portfolio Shares - Class R1                            25,000,000
U.S. Core Equity 1 Portfolio Shares - Class R2                            25,000,000
U.S. Core Equity 2 Portfolio Shares - Institutional Class                400,000,000
U.S. Core Equity 2 Portfolio Shares - Class R1                            25,000,000
U.S. Core Equity 2 Portfolio Shares - Class R2                            25,000,000
U.S. Vector Equity Portfolio Shares - Institutional Class                200,000,000
U.S. Vector Equity Portfolio Shares - Class R1                            25,000,000
U.S. Vector Equity Portfolio Shares - Class R2                            25,000,000
International Core Equity Portfolio Shares -
Institutional Class                                                      250,000,000
International Core Equity Portfolio Shares - Class R1                     25,000,000
International Core Equity Portfolio Shares - Class R2                     25,000,000

DFA Inflation-Protected Securities Portfolio Shares -
Institutional Class                                                      100,000,000
DFA Inflation-Protected Securities Portfolio Shares -
Class R1                                                                  25,000,000
DFA Inflation-Protected Securities Portfolio Shares -
Class R2                                                                  25,000,000

DFA International Real Estate Securities Portfolio
Shares - Institutional Class                                             100,000,000
DFA International Real Estate Securities Portfolio
Shares - Class R1                                                         25,000,000
DFA International Real Estate Securities Portfolio
Shares - Class R2                                                         25,000,000

     FIFTH: A description of the shares of the following Classes:

The U.S. Large Company Portfolio Shares;
The DFA One-Year Fixed Income Portfolio Shares;
The DFA Five-Year Government Portfolio Shares;
The DFA Intermediate Government Fixed Income Portfolio Shares;
The DFA Five-Year Global Fixed Income Portfolio Shares;
The Large Cap International Portfolio Shares;
U.S. Small Cap Portfolio Shares;
The U.S. Large Cap Value Portfolio Shares;
The DFA Real Estate Securities Portfolio Shares;
The Emerging Markets Portfolio Shares;
Enhanced U.S. Large Company Portfolio Shares;
DFA Two-Year Global Fixed Income Portfolio Shares;
International Small Company Portfolio Shares;
U.S. Targeted Value Portfolio Shares;
Emerging Markets Value Portfolio Shares;
Emerging Markets Core Equity Portfolio Shares;
U.S. Core Equity 1 Portfolio Shares;
U.S. Core Equity 2 Portfolio Shares;
U.S. Vector Equity Portfolio Shares;
International Core Equity Portfolio Shares;
DFA Inflation-Protected Securities Portfolio Shares; and
DFA International Real Estate Securities Portfolio Shares;

and the Sub-Classes  thereof,  as well as any other Class hereafter divided into
Sub-Classes,  unless otherwise provided in the Articles  Supplementary  creating
Sub-Classes with respect to one or more Classes of Shares, with the preferences, conversion  and other rights,  voting  powers,  restrictions,  limitations as to dividends,  qualifications  and terms and  conditions  of  redemption  as set or changed by the Board of Directors of the Corporation, is as follows:

     The holder of each share of each Class and  Sub-Class  shall be entitled to one vote for each full share, and a fractional vote for each fractional share of stock  then  standing  in his or her name on the books of the  Corporation.  All shares of the Classes and  Sub-Classes  then issued and outstanding and entitled to vote, irrespective of Class or Sub-Class, shall be voted in the aggregate and not by Class or Sub-Class,  except: (1) when otherwise expressly provided by the
Maryland  General  Corporation  Law; (2) when  required by the 1940 Act,  shares shall be voted by Class or  Sub-Class;  and (3) when a matter  to be voted  upon does not affect any  interest  of a  particular  Class or  Sub-Class,  then only shareholders  of the affected  Class(es) or  Sub-Class(es)  shall be entitled to vote thereon.

     Each share of each Class and Sub-Class shall have the following preferences and special rights, restrictions, and limitations:

     (1)  All consideration received by the Corporation for the issue or sale of stock of a Class (or a Sub-Class), together with all income, earnings, profits,  and proceeds thereof, and any funds or payments derived from any  reinvestment  of such  proceeds in whatever form the same may be, shall  irrevocably  belong to the Class (or  Sub-Class)  of stock with respect to which such assets,  payments or funds were  received by the
          Corporation for all purposes, subject only to the rights of creditors.

     (2)  Dividends or  distributions  on shares of a Class (or a Sub-Class) and redemptions  of any  Class  (or  Sub-Class)  shall be paid only out of earnings,  surplus,  or other lawfully  available  assets belonging to such Class (or Sub-Class).

     (3)  The  Corporation  may deduct from the proceeds of redemption of shares of each Class (or  Sub-Class)  (other than shares of The DFA  One-Year
          Fixed  Income  Portfolio  Shares)  the cost  incurred  in  liquidating investment  securities to pay  redemptions in cash as set forth in the
          By-Laws.

     (4)  In the event of the  liquidation or  dissolution  of the  Corporation, holders of each Class (or Sub-Class) shall be entitled to receive,  as a  Class  (or a  Sub-Class),  out of  the  assets  of the  Corporation available for  distribution  to  shareholders,  but other than general assets not  belonging  to any  particular  Class (or  Sub-Class),  the assets  belonging  to such  Class (or  Sub-Class);  and the  assets so distributable to the shareholders of any Class (or Sub-Class) shall be distributed  among such  shareholders in proportion to the asset value of the respective  Classes (or Sub-Classes).  In addition such holders shall be entitled to receive  their  proportionate  share of assets of the Corporation which do not belong solely to any particular Class (or
          Sub-Class), as determined by the Board of Directors.

     (5)  The assets  belonging  to each Class (or  Sub-Class)  shall be charged with the  liabilities  in respect to such  Class (or  Sub-Class),  and shall also be charged with their share of the general  liabilities  of the  Corporation  as determined  by the Board of  Directors,  and such determination shall be conclusive for all purposes.

     SIXTH:  The  shares  aforesaid  have been duly  classified  by the Board of
Directors pursuant to authority contained in the Charter of the Corporation and, to the extent  applicable,  in accordance with Sections  2-105(c),  2-208 and/or
2-208.1 of the MGCL.

     SEVENTH: These Articles Supplementary shall become effective on October 10,
2007.

                         [signatures begin on next page]

     IN WITNESS WHEREOF,  DFA Investment  Dimensions Group Inc. has caused these
Articles  Supplementary  to be signed  and  acknowledged  in its name and on its behalf by its Vice President and attested to by its Assistant  Secretary on this
28th day of September,  2007;  and its Vice  President  acknowledges  that these
Articles  Supplementary are the act of DFA Investment Dimensions Group Inc., and
he further  acknowledges that, as to all matters or facts set forth herein which are required to be verified  under oath,  such matters and facts are true in all material respects to the best of his knowledge, information and belief, and that this statement is made under the penalties for perjury.

ATTEST:                                       DFA INVESTMENT DIMENSIONS
                                              GROUP INC.

By:   /s/Valerie A. Brown                     By:   /s/Jeff J. Jeon
      Valerie A. Brown, Assistant Secretary         Jeff J. Jeon, Vice President